UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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IRONCLAD PERFORMANCE WEAR CORPORATION

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Fellow Stockholders:

If you have spoken with any of our Ironclad team members, customers or vendors, I suspect you already know that we are a far different company from a year ago. This is an exciting time to be at Ironclad!

We want to thank our stockholders and the Ironclad Board of Directors for your patience and support this past year as our new team began the journey to rebuild Ironclad. We are a team and a Company with a clear focus and high expectations moving forward.

I am very proud of the accomplishments of our management team in 2014, many of which our stockholders will only begin to see the benefits of during 2015. It has been a whirlwind year with countless surprises, both positive and negative. Through them all, our team has stayed the course we set out to accomplish for this year.

From a financial view, and as expected, 2014 was a rebuilding year, but with improving results.

•	Annual sales of $24.3 million were effectively flat to the prior year. However, what stockholders should not miss is that our new sales team, in less than 6 months, replaced over $2.5 million of revenue from 2013 and the lost Snap-On license program. That equates to a nearly 10% increase! Our sales efforts focused on solidifying trade relations with our most critical customers, working towards annual sales plans, a better mix of product, and finally introduction of new collections.

•	Annual operating income (EBIT) declined approximately $135,000 year over year. Stockholders should note that for the 1st quarter of 2014, prior to new management’s arrival, the Company’s EBIT declined year over year by approx. $372,000, significantly greater than the full year decline.

•	For the subsequent three quarters, before one-time charges, the Company’s EBIT improved by $237,621 or 67%. As we communicated to stockholders, the Company would incur in 2014, one-time costs of $80,000 for the relocation of the Company and $348,000 severance and repetitive employment costs to aid in a smooth transition.

•	We have a solid balance sheet and ample capital availability as we enter 2015.

However the changes for 2014 go well beyond the numbers:

•	Dickies Europe became an important Ironclad partner late in 2014 with two new programs. The first, a cobranded glove collection for the oil and gas market, is being distributed through Dickies’ extensive global industrial network. It is already a multi-million dollar program. Ironclad and Dickies in the 2nd quarter will ship a 2nd new program of work gloves for Dickie’s European retail customers. We expect this to be a significant program as well.

•	Performance On Hand (POH) and Ironclad executed a new distribution agreement covering Australia, New Zealand and New Guinea. The ten year contact requires POH to achieve an average annual growth of 10% each year. POH is an important Ironclad partner and important partner with Bunnings, the largest DIY home improvement chain in Australia.

•	511 Tactical and Ironclad executed a new two year agreement under which Ironclad will continue to make 5.11’s current products. We are also presenting new products to this customer that could expand their volume with us.

•	Grainger announced last fall that it would consolidate glove suppliers eliminating 50%. Bryan Griggs, EVP Sales and Marketing led our team’s efforts to show Ironclad’s continued value for this customer. The result was our selection as a continued supplier and an expansion of our business with Grainger in 2015.

•	Vibram and Ironclad entered into a multi-year exclusive program for use of the Vibram polymer technology, providing technology famous for protection and grip on boot soles, now on gloves. Our contract rights extend to multiple channels and products.

Our supply chain, led by our SVP, Tom Felton, made significant progress to improve our operating performance. We have completed the staffing of our Indonesia sourcing and development team. The supplier base has been expanded nearly 4 fold this past year. Our focus has been to find partners that offered us greater product expertise, a competitive pricing environment, and speed to market. The results of these efforts are beginning to show through decreasing product costs, significantly improved speed to market, and greater cooperation on new development.

Administratively there has been a long list of changes to rebuild Ironclad. Bill Aisenberg, our Chief Financial Officer has driven much of this charge. He has led the process to find a new and seasoned audit firm. He has also moved our credit facility to a recognized national bank with superior terms to our prior facility.

While pleased with all these changes, for me personally, watching the Ironclad teams come together to drive development of new offerings is inspiring. Our product designs, merchandising, and go-to market programs have been outstanding. The proof, as always, is in the results. Today, we are seeing new partners like Dickies, end users like Sea-Drill and Kiewit, and merchants like Uline and Atwoods validate our offerings and programs with their orders and commitments.

One of these programs is our new Ironclad EXO collection. The vision of Bryan Griggs and his team, Ironclad EXO is an inspiring and competitive collection for the retail consumer that is being well received by merchants. It offers consumers exceptional value, merchants exceptional return, and the ability to move gloves beyond the tired old retailer glove walls. Ironclad EXO products are highly engineered with the right blend of customer focused features and Ironclad’s famous durability, fit and function. If you would like to see this new product we encourage you to go to our new Ironclad EXO website at www.ironcladexo.com.

Looking forward to 2015:

There were a lot of changes in 2014, a year in which the focus was clean up. Many of the changes that began in 2014 will reach their completion over the balance of 2015. However, there will be far more changes in 2015. As we enter 2015, the focus will move to investment in our brands, infrastructure and team to support expected Company growth. While there are many factors at work in our markets, from downturns in oil and gas to dollar valuations impacting both imports and exports, we remain very positive about 2015 and our future. We are seeing more doors open and interest in our brands. We look forward to expansion of programs with partners like Dickies, 5.11, Redwing, and POH. We are excited about the potential of new product introductions with Vibram and EXO. We have numerous channel and market opportunities before us as well. As stockholders we want to remind everyone that, as in the past, our size and customer concentration may drive year over year quarterly ups and downs. Our team is working towards an annual performance goal.

Thanks again to all stockholders for your continued support and interest in Ironclad.

Sincerely,

Jeffrey D. Cordes

Chief Executive Officer

IRONCLAD PERFORMANCE WEAR CORPORATION

1920 Hutton Court, Suite 300

Farmers Branch, TX 75234

(972) 996-5664

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 4, 2015

TO THE STOCKHOLDERS OF IRONCLAD PERFORMANCE WEAR CORPORATION:

You are cordially invited to attend the Annual Meeting of Stockholders of Ironclad Performance Wear Corporation, a Nevada corporation (the “Company”), to be held on June 4, 2015, at 10:00 a.m. Central Time, at the Company’s office, 1920 Hutton Court, Suite 300, Farmers Branch, TX 75234.

At the Annual Meeting, stockholders will be asked to consider and act upon the following matters:

1.	To elect seven (7) members of the Board of Directors;
2.	To ratify the appointment of BDO USA, LLP as the Company’s independent accountants for the year ending December 31, 2015;
3.	To hold an advisory vote on executive compensation; and
4.	To transact other business properly presented at the meeting or any postponement or adjournment thereof.

Our Board of Directors has fixed April 6, 2015 as the record date for the determination of stockholders entitled to notice and to vote at the Annual Meeting and any postponement or adjournment thereof, and only stockholders of record at the close of business on that date are entitled to notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at the offices of the Company for 10 days prior to the Annual Meeting.

We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors
April 7, 2015	Jeffrey D. Cordes Chief Executive Officer, Director
THIS PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT www.ironclad.com/sec-filings

IRONCLAD PERFORMANCE WEAR CORPORATION

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 4, 2015

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ironclad Performance Wear Corporation, a Nevada corporation (we, us, our or Ironclad), for use at the annual meeting of stockholders to be held on June 4, 2015, at 10:00 a.m. Central Time, or the Annual Meeting, at the Company’s office, 1920 Hutton Court, Suite 300, Farmers Branch, TX 75234. Accompanying this Proxy Statement is our Board of Directors’ Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

We will bear the expense of this solicitation of proxies. Solicitations will be made only by use of the mail except that, if deemed desirable, officers and regular employees of our company may solicit proxies by telephone, electronic mail or personal calls. We may also engage a proxy solicitation firm on terms and at costs reasonably acceptable to our Board of Directors. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by those persons and we will reimburse them for their reasonable expenses incurred in this regard.

The purpose of the Annual Meeting and the matters to be acted upon are set forth in the attached Notice of Annual Meeting of Stockholders. As of the date of this Proxy Statement, our Board of Directors knows of no other business that may be presented for consideration at the Annual Meeting. All proxies which are properly completed, signed and returned to us prior to the Annual Meeting and which have not been revoked will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A stockholder may revoke its proxy at any time before it is voted either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote its shares in person, provided that if a stockholder holds its shares in street name, such stockholder may vote its shares in person at the Annual Meeting only if it obtains a proxy executed in its favor, from the record holder. If any other business properly comes before the Annual Meeting, votes will be cast pursuant to those proxies in respect of any other business in accordance with the judgment of the persons acting under those proxies.

Our principal executive offices are located at 1920 Hutton Court, Suite 300, Farmers Branch, TX 75234. It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence on or about April 20, 2015.

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OUTSTANDING SECURITIES AND VOTING RIGHTS

The close of business on April 6, 2015 has been fixed as the record date for the determination of stockholders entitled to notice and to vote at the Annual Meeting or any postponement or adjournment thereof. As of the record date, we had outstanding 80,915,229 shares of common stock, par value $0.001 per share. Our common stock is our only outstanding voting security. As of the record date, we had 137 holders of record of our common stock.

A holder of common stock is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting. The nominees for director who receive a plurality of the votes cast by the holders of our common stock, in person or by proxy at the Annual Meeting, will be elected. Approval of the proposal to ratify the appointment of BDO USA, LLP as our independent accountants for the fiscal year ending December 31, 2015 and approval of the advisory vote on the resolution approving the compensation of our executives as disclosed in the compensation tables and related narrative disclosure herein requires the favorable vote of a majority of shares voted at the Annual Meeting or by proxy. A quorum, which is thirty-three and one-third percent (33 1/3%) of the outstanding shares as of April 6, 2015, must be present, or represented by proxy, to hold the Annual Meeting. A quorum is calculated based on the number of shares represented by the stockholders attending in person and by their proxy holders. Abstentions and broker non-votes will be included in the determination of shares present at the Annual Meeting for purposes of determining a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against these matters or deemed present or represented for determining whether stockholders have approved a proposal. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain “non-routine” matters, such as director elections, and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities. Brokers may vote their clients’ shares on routine matters, such as the ratification of our independent registered public accounting firm.

Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in “street name”. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written proxy card. Your submission of the enclosed proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in “street name”, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the meeting. If you are a stockholder of record, you may revoke your proxy at any time before the meeting either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person, provided that if your shares are held in “street name”, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the Annual Meeting. All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by our Board of Directors.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Proposal 1 is the election of seven (7) directors to hold office for a period of one (1) year or until their respective successors have been duly elected and qualified. Our Amended and Restated Bylaws provide that the number of the directors of our company shall be not less than one (1) nor more than nine (9), as fixed from time-to-time by resolution of our Board of Directors. On July 26, 2012, our Board of Directors fixed the number of directors at seven (7).

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Our Board of Directors proposes the election of the following nominees as directors:

  R. D. Pete Bloomer

  Vane P. Clayton

  Jeffrey D. Cordes

  Michael A. DiGregorio

  Charles H. Giffen

  David Jacobs

  Patrick O’Brien

If elected, the foregoing seven (7) nominees are expected to serve until the 2016 annual meeting of stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

The principal occupation and certain other information about the nominees and certain executive officers are set forth on the following pages.

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CURRENT DIRECTORS/DIRECTOR NOMINEES

The following table sets forth the name, age and position of each of our directors as of April 6, 2015:

Name	Age	Position
Jeffrey D. Cordes(3)	57	Chief Executive Officer, Director
R.D. Pete Bloomer (2)	79	Director
Vane P. Clayton(3)	56	Director
Michael A. DiGregorio(1)	60	Director
Charles H. Giffen(1)	57	Director
David Jacobs(2)	81	Director
Patrick O’Brien(1) (2) (3)	68	Director
(1)	Member of the Audit Committee of our Board of Directors.
(2)	Member of the Compensation Committee of our Board of Directors.
(3)	Member of the Nomination Committee of our Board of Directors.

Jeffrey D. Cordes, Chief Executive Officer, Director

Mr. Cordes has served as our Chief Executive Officer and a member of our board of directors since February 2014. He brings more than 30 years of extensive executive experience in global textiles and apparel. Mr. Cordes served as President and Chief Operating Officer of Walls Industries, Inc., a leading global company in safety and work apparel, from 2010 through 2013, and as Chief Operating Officer from 2004 to 2010. Prior to Walls, Mr. Cordes served as the Chief Executive officer of Hometown Wholesale Furniture Clubs, Inc. from 2002 to 2004 and as the Chief Operating Officer and Chief Financial Officer of e2 Communications Inc. from 2000 to 2001. Prior to e2 Communications, Mr. Cordes served as President and Chief Operating Officer and as a Director of Pillowtex Corporation (NYSE PTX), a marketer, manufacturer and importer of home textiles, from 1997 to 1999. Mr. Cordes served as Chief Financial Officer and Director of Pillowtex from 1993 to 1997. Mr. Cordes held additional Vice President positions with Pillowtex from 1984 to 1993. Mr. Cordes holds an MBA from the Cox School of Business at Southern Methodist University and an undergraduate degree in Business Administration from Hope College. Mr. Cordes’ extensive executive and industry experience led to the conclusion that he should serve as a director in light of our business and structure.

R. D. Pete Bloomer, Director

Mr. Bloomer served as Chairman of our board of directors from April 2003 through September 2008. He is the Chairman and Chief Executive Officer of CVM Management, Inc. and Managing Partner of CVM Equity Fund V, Ltd., LLP, or CVM. He is also the Managing Partner of the Northern Rockies Venture Fund which is one of the original investors of Ironclad. The specific experience, qualifications, attributes and skills that led to the conclusion that Mr. Bloomer should serve on our board of directors, in light of our business and structure, include his service as the managing partner of 7 venture funds dating back to 1983. Those funds have invested in over 90 early stage venture investments. Mr. Bloomer has served as a member of the board of directors of many of the entities in which he has invested. Mr. Bloomer has significant experience in marketing and sales having been Vice President of Sales/Marketing for Head Ski & Tennis, and having spent 11 years with IBM in sales and marketing. Mr. Bloomer is also an experienced operations executive having served as Vice President of Operations for Hanson Industries. Mr. Bloomer has served on the board of directors of several private companies not associated with his venture capital activity.

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Vane P. Clayton, Director

Mr. Clayton has served on our board of directors since March 2004, and has served as our Chairman of the Board since May 2014. He currently serves as the CEO and board member of KPA, LLC, a software and services company providing environment and safety, human resource management and finance & insurance compliance solutions to 5,100 auto, truck and equipment dealers in the U.S. and Canada. Mr. Clayton created liquidity for KPA investors in 2014 with the sale of KPA to CIVC Partners, a Chicago-based Private Equity firm. Prior to KPA, Mr. Clayton was President of ZOLL Data Systems, an Enterprise Software subsidiary of ZOLL Medical Corporation (purchased by Asahi Kasei for $2.2B in 2012). Earlier in his career, Mr. Clayton managed a sales team for Raychem ($1.7B in Sales), a division of Tyco Electronics. Mr. Clayton has experience in directing public and private companies in high growth sales and marketing strategies; new product and channel development; fund raising; Sarbanes-Oxley Section 404 compliance; strategic positioning; and building successful teams. Mr. Clayton holds a B.S. in Agricultural/Mechanical Engineering from Purdue University and an MBA from Harvard Business School.

Michael A. DiGregorio, Director

Mr. DiGregorio was appointed to our board of directors in January 2013 pursuant to the terms of the previously disclosed Settlement Agreement signed in December 2012. He has spent many years in senior financial and operating capacities in domestic and international markets. A CPA by background, he has been CFO of public and private companies, and also president of two large organizations. Thirteen of those years were spent working with private equity groups, in which he helped transform underperforming companies and helped add significant market value to those enterprises. Since early 2012, he has been developing his board and advisory practice. From mid-2009 to February 2012, he was EVP & CFO for Korn Ferry International, Inc. Previously he had been the CFO at St. John Knits and also at Jafra Cosmetics International, Inc. Mr. DiGregorio also serves as a member of the board of directors of Calavo Growers, Inc. (NASDAQ: CVGW), Vicro Manufacturing Corp. (NASDAQ: VIRC) Matilda Jane Clothing Co. and CAbi LLC. Mr. DiGregorio’s experience in senior financial and operating capacities led to the conclusion that Mr. DiGregorio should serve on our board of directors in light of our business and structure.

Charles H. Giffen, Director

Mr. Giffen was appointed to our board of directors in January 2013 pursuant to the terms of the Settlement Agreement disclosed above. He is a veteran management consultant and executive coach, specializing in optimizing all aspects of operational and financial performance for small to mid-size businesses. Mr. Giffen holds over 30 years of broad business experience, both managing and advising a wide variety of companies in different industries and sectors (manufacturing, wholesale, service, professional), and he has worked as a management consultant for the last 15 years. His company, Small Biz Wrangler, maximizes execution, efficiency, communication, leadership and profitability for its client companies. Previously, Mr. Giffen served as President and Chief Operating Officer of GTCO Calcomp, Inc., a leading manufacturer of computer input peripherals and pioneer in electromagnetic digitizing technology. He has also developed entertainment ventures in cable television (New Culture Network, Inc.) and motion simulation (RideTime USA, Inc.), and managed operations for publishing and technical education companies. In addition to his other consulting activities, he is currently serving as President of Contractors State License Schools (Van Nuys, CA), which provides license exam preparation and other services at 23 locations throughout California. Mr. Giffen holds a Bachelor of Arts in Economics from the University of Maryland at College Park. Mr. Giffen’s experience in optimizing operational and financial performance led to the conclusion that Mr. Giffen should serve on our board of directors in light of our business and structure.

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 David Jacobs, Director

Mr. Jacobs has served on our board of directors since May 2012. He is the Founder (in 1978), of Spyder Active Sports, Inc., the largest specialty ski wear brand in the world with sales in 54 countries. It was purchased by Apax Partners, in 2004. Prior to Spyder, Mr. Jacobs introduced the Pearl Izumi brand of bicycling wear to the U.S. through a joint venture with the Japanese owners from 1982 to 1989. In 1972, Mr. Jacobs founded the Hot Gear children’s ski wear brand. From 1966 to 1969, he was a joint venture partner with Bob Lange, the founder of the first plastic ski boot, and then served as Vice President in charge of International operations for Lange USA from 1969 to 1972. Mr. Jacobs is the winner of the Ernst & Young Entrepreneur of the Year award for the Rocky Mountain Region in 2004, and was inducted into the Boulder Business Hall of Fame in 2004. As an athlete, Mr. Jacobs was the Canadian National Downhill Champion, Head Coach of Canada’s National Ski Team, and has been named to the Canadian Ski Hall of Fame, the Colorado Ski Hall of fame, and the Laurentian Ski Hall of fame. From 2001 to 2002, before the Company went public, Mr. Jacobs served on the board of directors of Ironclad Performance Wear Corporation, a California corporation and our wholly-owned subsidiary. Mr. Jacobs’ extensive experience managing and growing apparel businesses make him a valuable addition to our Board of Directors in light of our business and structure.

Patrick O’Brien, Director

Mr. O’Brien was appointed to our board of directors in March 2014. He brings to our board of directors his seasoned executive and business expertise with diverse international experience in private and public companies with an emphasis on financial analysis and business development. He currently serves as the Managing Director & Principal of Granville Wolcott Advisors, a company he formed in 2009 which provides business consulting, due diligence and asset management services for public and private clients. From 2005 to 2009, Mr. O’Brien was a Vice President - Asset Management for Bental-Kennedy Associates Real Estate Counsel where he represented pension fund ownership interests in hotel real estate investments nationwide. Mr. O’Brien also serves on the board of directors of Livevol, Inc., a private company that is a leader in equity and index options technology, and Merriman Holdings, Inc. (OTCQX: MERR), an institutional broker-dealer with an investment banking, corporate servicing practice and a Digital Capital Platform. Mr. O’Brien previously served as a member of the board of directors of Factory Card & Party Outlet (FCPO, NASDAQ) until its sale to AAH Holdings. Mr. O’Brien is a graduate of the Eli Broad College of Business at Michigan State University with a BA in Hotel Management.

OTHER EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our other executive officers as of April 6, 2015:

Name	Age	Position
William Aisenberg	54	Executive Vice President, Chief Financial Officer and Secretary

K. Bryan Griggs	38	Executive Vice President of Sales and Marketing

William Aisenberg, Executive Vice President, Chief Financial Officer & Secretary

Mr. Aisenberg has served as our Executive Vice President & Chief Financial Officer since May 2014. Mr. Aisenberg, a Certified Public Accountant, brings more than 30 years of financial executive experience in apparel, consumer products, and the public accounting field. Most recently Mr. Aisenberg served as Executive Vice President and Chief Financial Officer at Walls Industries, a leading company in work, sporting and safety apparel. Prior to Walls, Mr. Aisenberg served as Vice President and Corporate Controller at Strategic Equipment and Supply Corporation. Mr. Aisenberg also has acquired cross functional experience working with other companies, including The Brinkmann Corporation, Pinnacle Trading Card Company, The Foster Grant Group and Arthur Andersen & Co. Mr. Aisenberg holds a Bachelor of Science degree in Accounting from Long Island University.

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 K. Bryan Griggs, Executive Vice President of Sales and Marketing

Mr. Griggs has served as our Executive Vice President of Sales and Marketing since February 2014. Mr. Griggs brings more than 15 years of sales and operational management experience in the apparel, footwear and outdoor industries. Prior to joining us, Mr. Griggs served as President at Propper International, a leading company in tactical and military apparel for three years. Previous to that, Mr. Griggs served for two years as Vice President of Sales at 511 Tactical, one of our long time business partners. For four years prior to that he served as EVP of Outdoor Products for Otto International, a $23 billion global sourcing and branded company. Earlier Mr. Griggs built his own company, Mud River Dog Products, out of his garage, initially as a hobby, and built the brand to be the recognized leader in the hunting dog product market. He later sold this company. Mr. Griggs attended Colorado Mountain College and the University of Colorado.

FURTHER INFORMATION CONCERNING OUR BOARD OF DIRECTORS

Meetings. Our Board of Directors held ten meetings and acted by written consent five times during fiscal 2014. All directors then serving attended 75% or more of all of the meetings of our Board of Directors in fiscal 2014. While directors generally attend annual stockholder meetings, we have not established a specific policy with respect to members of our Board of Directors attending annual stockholder meetings.

Committees. Our Board of Directors currently has the following standing committees: Audit Committee, Compensation Committee and Nomination Committee. All directors then serving attended 75% or more of all the meetings of each committee of which they were a member in fiscal 2014.

Our Audit Committee currently consists of Messrs. DiGregorio (Chair), Giffen and O’Brien. Our Board of Directors has determined that Mr. DiGregorio is an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K, and that Mr. DiGregorio is “independent” as that term is defined in the applicable rules for companies traded on the NASDAQ Stock Market. Our Board of Directors has also determined that each other member of our Audit Committee is able to read and understand fundamental financial statements and has substantial business experience that results in such member’s financial sophistication. Accordingly, our Board of Directors believes that each member of our Audit Committee has sufficient knowledge and experience necessary to fulfill such member’s duties and obligations on our Audit Committee. The primary purposes of our Audit Committee are (i) to review the scope of the audit and all non-audit services to be performed by our independent auditors and the fees incurred by us in connection therewith, (ii) to review the results of such audit, including the independent accountants’ opinion and letter of comment to management and management’s response thereto, (iii) to review with our independent accountants our internal accounting principles, policies and practices and financial reporting, (iv) to engage our independent auditors, (v) to review our quarterly and annual financial statements prior to public issuance, and (vi) to review with management internal controls and policies with respect to risk assessment and risk management. The role and responsibilities of our Audit Committee are more fully set forth in a written Charter adopted by our Board of Directors. The Audit Committee was created by our Board of Directors effective May 18, 2006.

Our Compensation Committee currently consists of Messrs. O’Brien (Chair), Jacobs and Bloomer. The primary purposes of our Compensation Committee are (i) to review the compensation packages of executive officers and make recommendations to our Board of Directors for said compensation packages, (ii) to review proposed stock option grants and make recommendations to our Board of Directors for said grants, (iii) to engage consultants as required to aide in evaluation of compensation packages for executive officers and independent directors, and (iv) to provide our Board of Directors with recommendations regarding our bonus plans, if any. The role and responsibilities of our Compensation Committee are more fully set forth in a written Charter adopted by our Board of Directors. Our Compensation Committee was created by our Board of Directors effective May 18, 2006.

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The policies underlying our Compensation Committee’s compensation decisions are designed to attract and retain the best-qualified management personnel available. We routinely compensate our executive officers through salaries. At our discretion, we may, as we have in other years, reward executive officers and employees through bonus programs based on profitability and other objectively measurable performance factors. Additionally, we use stock options to compensate our executives and other key employees to align the interests of our executive officers with the interests of our stockholders. In establishing executive compensation, our Compensation Committee evaluates compensation paid to similar officers employed at other companies of similar size in the same industry and the individual performance of each officer as it impacts our overall performance with particular focus on an individual’s contribution to the realization of operating profits and the achievement of strategic business goals. Our Compensation Committee further attempts to rationalize a particular executive’s compensation with that of other executive officers of our company in an effort to distribute compensation fairly among the executive officers. Although the components of executive compensation (salary, bonus and option grants) are reviewed separately, compensation decisions are made based on a review of total compensation.

Our Nomination Committee currently consists of Messrs. Clayton (Chair), Cordes and O’Brien. The primary purposes of our Nomination Committee are to review those directors who are candidates for election or re-election to our Board of Directors, and to make the determination to nominate a candidate for election for the next term. Our Nomination Committee’s methods for identifying candidates for election to our Board of Directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources - members of our Board of Directors; our executives; individuals personally known to the members of our Nomination Committee; and other research. Our Nomination Committee may also from time-to-time retain one or more third-party search firms to identify suitable candidates. The role and responsibilities of our Nomination Committee are more fully set forth in a written Charter adopted by our Board of Directors. The Nomination Committee was created by our Board of Directors effective May 20, 2014.

An Ironclad stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Amended and Restated Bylaws. In addition, the notice must be made in writing and set forth as to each proposed nominee (i) their name, age, business address and residence address, (ii) their principal occupation or employment, (iii) the class and number of shares of stock of our company beneficially owned, (iv) a description of all arrangements between the stockholder, such nominee and any other person(s) pursuant to which the nomination is made, and (v) any other information concerning the nominee that must be disclosed respecting nominees in proxy solicitations pursuant to Rule 14(a) of the Exchange Act of 1934, as amended, (the “Exchange Act”). The recommendation should be addressed to our Secretary.

Among other matters, our Nomination Committee:

(1)	Reviews the desired experience, mix of skills and other qualities to assure appropriate Board of Directors composition, taking into account the current members of our Board of Directors and the specific needs of our company and our Board of Directors;

(2)	Conducts candidate searches, interviews prospective candidates and conducts programs to introduce candidates to our management and operations, and confirms the appropriate level of interest of such candidates;

(3)	Recommends qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of our Board of Directors; and

(4)	Conducts appropriate inquiries into the background and qualifications of potential nominees.

Based on the foregoing, our Board of Directors recommends for nomination and our Nomination Committee nominated, Messrs. Bloomer, Clayton, Jacobs, DiGregorio, Giffen, Cordes and O’Brien for re-election as directors on our Board of Directors, subject to stockholder approval, for a one-year term ending on or around the date of the 2016 annual meeting of stockholders.

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Board Leadership Structure and Role in Risk Oversight. Mr. Clayton serves as the Chairman of our Board of Directors and Mr. Cordes serves as our Chief Executive Officer. Our Board of Directors plays an active role, as a whole and also at the committee level, in overseeing management of our risks and strategic direction. Our Board of Directors regularly reviews information regarding our liquidity and operations, as well as the risks associated with each. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees the process by which our senior management and relevant employees assess and manage our exposure to, and management of, financial risks. Our Nomination Committee also manages risks associated with the independence of members of our Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks.

Stockholder Communications. Holders of our securities can send communications to our Board of Directors via email to auditcommittee@ironclad.com or by telephoning the Chief Executive Officer or Executive Vice President, Chief Financial Officer and Secretary at our principal executive offices, who will then relay the communications to our Board of Directors.

DIRECTOR INDEPENDENCE

Or Board of Directors currently consists of seven members: Messrs. Bloomer, Clayton, Cordes, DiGregorio, Giffen, Jacobs and O’Brien. Each director serves until our next annual meeting or until his or her successor is duly elected and qualified. We are not a “listed issuer” under Securities and Exchange Commission, or SEC, rules and are therefore not required to have separate committees comprised of independent directors. Our Board of Directors has determined that Messrs. Bloomer, Clayton, DiGregorio, Giffen, Jacobs and O’Brien are “independent” as that term is defined in the applicable rules for companies traded on the NASDAQ Stock Market.

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REPORT OF AUDIT COMMITTEE

The Audit Committee of our Board of Directors has furnished the following report:

On May 18, 2006, our Audit Committee was formed. Mr. DiGregorio has served since his appointment on February 26, 2013, and Messrs. Giffen and O’Brien have served since their appointment on May 20, 2014. Our Audit Committee operates under a written charter that was revised and approved by our Board of Directors effective July 29, 2014. For the fiscal year ended December 31, 2014, our Audit Committee has performed, or has confirmed that our Board of Directors has performed, the duties of our Audit Committee, which is responsible for providing objective oversight of our internal controls and financial reporting process.

In fulfilling its responsibilities for the financial statements for fiscal year 2014, our Audit Committee:

•	Reviewed and discussed the audited financial statements for the year ended December 31, 2014 with management and BDO USA, LLP, or the Auditors, our independent auditors; and

•	Received written disclosures and the letter from the Auditors regarding their independence as required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence. Our Audit Committee discussed with the Auditors their independence.

In fulfilling its responsibilities for the financial statements for fiscal year 2014, our Audit Committee discussed with the Auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, relating to the conduct of the audit.

Based on our Audit Committee’s review of our audited financial statements and discussions with management and the Auditors, our Board of Directors approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the SEC.

AUDIT COMMITTEE

Michael A. DiGregorio , Chairman Charles H. Giffen Patrick O’Brien

The information in this Audit Committee Report shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Exchange Act.

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PROPOSAL NO. 2

INDEPENDENT PUBLIC ACCOUNTANTS

Proposal 2 is to ratify the appointment of BDO USA, LLP, or “BDO”, as our independent accountants for the year ending December 31, 2015. Our Audit Committee recommended and our Board of Directors has selected, subject to ratification by a majority vote of the stockholders in person or by proxy at the Annual Meeting, BDO as our independent public accountant for the current fiscal year ending December 31, 2015. Representatives of BDO are expected to be present telephonically at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. In addition, at the Annual Meeting, representatives of BDO are expected to be available to respond to appropriate questions posed by our stockholders.

While there is no legal requirement that this proposal be submitted to stockholders, it will be submitted at the Annual Meeting nonetheless, as our Board of Directors believes that the selection of auditors to audit our consolidated financial statements is of sufficient importance to seek stockholder approval. If the majority of our stockholders present and entitled to vote at the Annual Meeting do not ratify the appointment of BDO as our auditors for the current fiscal year, BDO will continue to serve as our auditors for the current fiscal year, and our Audit Committee will engage in deliberations to determine whether it is in our best interest to continue BDO’s engagement as our auditors for fiscal 2016.

BDO is our principal independent public accounting firm beginning in the year ended December 31, 2014 and EFP Rotenberg, LLP (“Rotenberg”) was our principal independent public accounting firm for the year ended December 31, 2013. All audit work was performed by the full time employees of BDO or Rotenberg, as applicable. Our Audit Committee approved in advance all services performed by Rotenberg and approves in advance all services performed by BDO. Our Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence, and has approved such services.

Audit Fees

Aggregate fees for professional services rendered by BDO for the year ended December 31, 2014, and Rotenberg for the year ended December 31, 2013, are set forth below.

	2014	2013
Audit Fees – BDO USA, LLP	$92,500	—
Audit Fees – EFP Rotenberg, LLP	$18,200	$101,250
Audit-Related Fees	—	—
Total Auditor Fees	$110,700	$101,250

The audit fees for the year ended December 31, 2014 were for professional services rendered by BDO in connection with the audit of our consolidated annual financial statements and quarterly review of our 3rd quarter Form 10-Q. The audit fees for the year ended December 31, 2014 also include the professional services rendered by Rotenberg for the quarterly reviews of our 1st and 2nd quarter Form 10-Q. The audit fees for the year ended December 31, 2013 were for professional services rendered by Rotenberg. Audit fees relate to professional services rendered in connection with the audit of our consolidated annual financial statements, quarterly review of consolidated financial statements included in our Quarterly Reports on Form 10-Q and audit services provided in connection with other statutory and regulatory filings.

Audit-Related Fees

There were no fees for audit-related services for the years ended December 31, 2014 and 2013. Audit-related services principally include accounting consultations.

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Tax Fees

Fees were incurred totaling approximately $18,200 and $10,850 during the years ended December 31, 2014 and 2013, respectively for tax services, including for tax compliance, tax advice and tax planning. The tax services were provided by Huselton, Morgan & Maultsby for the year ended December 31, 2014 and by Rotenberg for the year ended December 31, 2013.

All Other Fees

No other fees were incurred during the years ended December 31, 2014 and 2013 for services provided by BDO or Rotenberg, except as described above.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” RATIFYING THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT AUDITORS.

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 PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are required to include in this Proxy Statement and present at the Annual Meeting a non-binding stockholder vote to approve the compensation of our executives, as described in this Proxy Statement, pursuant to the compensation disclosure rules of the SEC. Proposal 3, commonly known as a “say on pay” vote, gives stockholders the opportunity to endorse or not endorse the compensation of our executives as disclosed in this Proxy Statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, that the stockholders approve the compensation of the Company’s executives, as disclosed in the compensation tables and related narrative disclosure in the Company’s proxy statement for the Annual Meeting.

This vote will not be binding on our Board of Directors and may not be construed as overruling a decision by our Board of Directors or creating or implying any change to the fiduciary duties of our Board of Directors. The vote will not affect any compensation previously paid or awarded to any executive. Our Compensation Committee and our Board of Directors may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The purpose of our compensation programs is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value.

Required Vote

Endorsement of the compensation of our executive officers will require the affirmative vote of a majority of the shares of our common stock present or represented and entitled to vote at the Annual Meeting with respect to such proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION APPROVING THE COMPENSATION OF OUR EXECUTIVES.

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 EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, as to each individual serving as our principal executive officer, each of the other two most highly compensated executive officers and two additional individuals for whom disclosure would have been provided but for the fact that the individuals were not serving as executive officers at the end of our last completed fiscal year, whose compensation exceeded $100,000 during our last fiscal year, information concerning all compensation paid for services to us in all capacities for our last two fiscal years.

Name and Principal Position	Year	Salary ($)	Option Awards ($)	All Other Compen-sation ($)	Total ($)
Jeffrey Cordes (1) Chief Executive Officer, President, Director	2014 2013	252,692 —	325,103 —	11,129 —	588,924 —

William Aisenberg(2)	2014	144,519	136,819	6,103	287,441
Executive Vice President, Chief	2013	—	—	—	—
Financial Officer, Secretary

Kenneth Bryan Griggs(3)	2014	212,827	65,606	6,065	284,498
Executive Vice President – Sales &	2013	—	—	—	—
Marketing

Lee Turlington (4) Former Interim President	2014 2013	— —	— —	88,963 75,634	88,963 75,634

Rhonda Hoffarth (5) Former Chief Operating Officer, Former Executive Vice President of Operations	2014 2013	134,070 181,762	— —	77,141 17,950	211,211 199,712

Eduard Albert Jaeger (6) Former Head of New Business Development	2014 2013	29,619 214,304	— —	214,685 26,073	244,304 240,377

(1)	Mr. Cordes commenced employment as our Chief Executive Officer, President and a Director on February 18, 2014. The other compensation disclosed for Mr. Cordes represents 401(k) employer matching funds. Mr. Cordes’ annual base salary is $300,000 and he may also receive a discretionary bonus as determined by the Compensation Committee of our board of directors. Mr. Cordes has an employment agreement with us the terms of which are discussed below. On February 18, 2014, we granted Mr. Cordes options to purchase 2,700,000 shares of our common stock, with 25% vesting on the first anniversary of the date of grant and 1/36th of the remaining amount vesting at the end of each month thereafter. The fair value of those options was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions:

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2014	2.14%	80.9%	6.25 years	None

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(2)	Mr. Aisenberg commenced employment as our Executive Vice President, Chief Financial Officer and Secretary on May 5, 2014. The other compensation disclosed for Mr. Aisenberg represents 401(k) employer matching funds. Mr. Aisenberg’s annual base salary is $225,000 and he may also receive a discretionary bonus as determined by the Compensation Committee of our board of directors. Mr. Aisenberg has an employment agreement with us the terms of which are discussed below. On May 8, 2014, we granted Mr. Aisenberg options to purchase 1,000,000 shares of our common stock, with 25% vesting on the first anniversary of the date of grant and 1/36th of the remaining amount vesting at the end of each month thereafter. The fair value of those options was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions:

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2014	2.62%	82.2%	6.25 years	None

(3)	Mr. Griggs commenced employment as our Executive Vice President-Sales & Marketing on February 20, 2014. The other compensation disclosed for Mr. Griggs represents 401(k) employer matching funds. Mr. Griggs’ annual base salary is $255,000 and he may also receive a discretionary bonus as determined by the Compensation Committee of our board of directors. Mr. Griggs has an employment agreement with us the terms of which are discussed below. On March 1, 2014, we granted Mr. Griggs options to purchase 500,000 shares of our common stock, with 25% vesting on the first anniversary of the date of grant and 1/36th of the remaining amount vesting at the end of each month thereafter. The fair value of those options was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions:

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2014	2.25%	84.5%	6.25 years	None

(4)	Mr. Turlington was appointed as our Interim President on October 18, 2013 and received his compensation pursuant to a Consulting Agreement providing for a consulting fee of $14,000 for services rendered in October 2013 and thereafter, a consulting fee of $30,000 per month for services rendered during the remaining term provided that Mr. Turlington provided consulting services for at least 11 days during such month. In the event that Mr. Turlington provided consulting services for 10 or fewer days in any given month other than October 2013, we were obligated to pay Mr. Turlington a consulting fee of $2,000 per day for such month. Mr. Turlington’s services as our Interim President ceased on February 18, 2014.

(5)	Ms. Hoffarth ’s employment terminated on August 15, 2014. Her annual base salary was $179,322 and she was eligible to receive a discretionary bonus as determined by the Compensation Committee of our board of directors. The other compensation disclosed for Ms. Hoffarth represents severance pay both paid and accrued, an automobile allowance and 401(k) employer matching funds. Ms. Hoffarth did not have an employment agreement with us.
(6)	Mr. Jaeger served as our President and Chief Executive Officer from our formation through May 4, 2009, and thereafter as our Head of New Business Development through February 2014. Mr. Jaeger’s annual base salary was $217,619 and he was eligible to receive a discretionary bonus as determined by the Compensation Committee of our board of directors. The terms of Mr. Jaeger’s Separation Agreement with us are discussed below. The other compensation disclosed for Mr. Jaeger represents consulting fees, an automobile allowance, 401(k) employer matching funds and amounts paid to cover any employee portion of health benefits offered by the Company.
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Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding outstanding options held by our named executive officers as of the end of our fiscal year ended December 31, 2014.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($) (1)	Option Expiration Date
Eduard Albert Jaeger (2)	122,034	(3)	—		0.09	9 /3/15
	500,000	(4)	—		0.09	5 /18/16
	103,900	(5)	—		0.09	2 /18/17
	167,000	(6)	—		0.095	2 /18/17
	325,000	(7)	—		0.095	2 /18/17
	81,625	(8)	—		0.24	2 /18/17

Rhonda Hoffarth	125,000	(9)	—		0.09	8 /15/15
	71,500	(10)	—		0.09	8 /15/15
	200,000	(11)	—		0.095	8 /15/15
	204,555	(12)	70,445	(12)	0.095	8 /15/15

Lee Turlington	—		—		—	—

Jeffrey Cordes	—	(13)	2,700,000	(13)	0.17	2 /18/24

William Aisenberg	—	(14)	1,000,000	(14)	0.19	5 /8/24

Kenneth Griggs	—	(15)	500,000	(15)	0.18	3 /1/24

(1)	On May 4, 2009, the board of directors approved changing the exercise price for all outstanding stock options, outstanding as of that date, which were fixed and re-priced at $0.09 per share, which price represents an amount equal to $0.02 above the average closing stock price of the Company over the prior 30 days.
(2)	Ironclad California executed a Consulting Agreement with Eduard Albert Jaeger effective in February 18, 2014, the terms of which are described in Service Contracts herein.
(3)	Mr. Jaeger was granted options to purchase 276,131 shares on 9/2/05, 146,695 shares vested immediately and 50% of the remainder vests on each of the first and second anniversary of the effective date of grant. On March 20, 2012 Mr. Jaeger exercised 154,097 shares of this option.
(4)	Mr. Jaeger was granted options to purchase 500,000 shares on 5/18/06, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vested at the end of each month thereafter.
(5)	Mr. Jaeger was granted options to purchase 103,900 shares on 11/17/07, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vested at the end of each month thereafter.
(6)	Mr. Jaeger was granted options to purchase 167,000 shares on 7/16/09, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vested at the end of each month thereafter.
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(7)	Mr. Jaeger was granted options to purchase 325,000 shares on 8/24/11, 25% vested on the first anniversary of the effective date of grant and the remainder vested at the time of his termination on February 18, 2014.
(8)	Mr. Jaeger was granted options to purchase 81,625 shares on 7/26/12, 1/12th vests on the twenty-third day of each month commencing June 23, 2012.
(9)	Ms. Hoffarth was granted options to purchase 125,000 shares on 5/18/06, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.
(10)	Ms. Hoffarth was granted options to purchase 71,500 shares on 11/20/07, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.
(11)	Ms. Hoffarth was granted options to purchase 200,000 shares on 7/16/09, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.
(12)	Ms. Hoffarth was granted options to purchase 275,000 shares on 8/24/11, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.
(13)	Mr. Cordes was granted options to purchase 2,750,000 shares on 2/18/14, 25% vests on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.
(14)	Mr. Aisenberg was granted options to purchase 1,000,000 shares on 5/8/14, 25% vests on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.
(15)	Mr. Griggs was granted options to purchase 500,000 shares on 3/1/14, 25% vests on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

The following executive officers listed in the above table exercised options during the fiscal year ended December 31, 2014:

Name	# Options Exercised	Exercise Price	Total
None

Director Compensation

The following table presents information regarding compensation paid to our non-employee directors for our fiscal year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
R. D. Pete Bloomer	30,000	18,000	48,000
Vane Clayton	37,348	30,000	67,348
Michael DiGregorio	33,674	24,000	57,674
Charles Giffen	30,000	18,000	48,000
David Jacobs	30,000	18,000	48,000
Scott Jarus	4,083	—	4,083
Patrick O’Brien	27,924	28,671	56,595

None of the directors listed in the above table exercised options during the fiscal year ended December 31, 2013. The following former director exercised options during the fiscal year ended December 31, 2014:

Name	# Options Exercised	Exercise Price	Total
Scott Jarus	153,000	$0.24	36,720

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In 2013, non-employee directors of Ironclad received $30,000 for attending meetings and serving on Ironclad’s board of directors. In 2014, non-employee directors of Ironclad received $30,000 for attending meetings and serving on Ironclad’s board of directors. In addition, effective May 20, 2014, the Chairman of the Board is to receive an additional $12,000 per year, payable in four quarterly installments of $3,000 each. Also effective May 20, 2014, committee chairs are to receive an additional $6,000 per year, payable in four quarterly installments of $1,500 each. Since April 2000, non-employee directors of Ironclad California and, after 2006, our company have each received options to purchase shares or restricted shares of Ironclad common stock upon their appointment to our board of directors and periodically thereafter. We expect to continue the practice of compensating our directors with options to purchase our common stock going forward. Compensation payable to non-employee directors may be adjusted from time to time, as approved by our board of directors.

Service Contracts

Except as described in this section, neither our company nor Ironclad California is party to any employment agreements with any of its executive officers.

Ironclad California executed a Consulting Agreement with Eduard Albert Jaeger, its founder and former CEO, effective in February 18, 2014. Pursuant to the terms of this two year Consulting Agreement, Mr. Jaeger will be paid an initial base fee of $225,000 for the first year of the agreement and a base fee of $150,000 for the second year of the agreement. In addition, the Company will reimburse Mr. Jaeger for 100% of the premiums for COBRA coverage for himself and his family for the first 12 months of the agreement. The Company will also reimburse Mr. Jaeger for any travel and lodging expense incurred while rendering services to the Company.

On February 18, 2014, we entered into an offer letter with Jeffrey Cordes pursuant to which Mr. Cordes will serve as our Chief Executive Officer and a member of our board of directors. Mr. Cordes will receive an annual salary of $300,000 and is eligible to receive an incentive bonus for fiscal 2014 of $125,000 based upon our company achieving revenue and operating income (defined as earnings before interest, taxes, depreciation, amortization and stock compensation expense) targets, and based upon Mr. Cordes and/or our company achieving certain corporate objectives, as determined by our board of directors with input from Mr. Cordes within 30 days following the commencement of Mr. Cordes employment. To the extent earned, 50% of the incentive bonus for fiscal 2014 will be paid in cash and 50% will be paid through the issuance of shares of our common stock with an equivalent value as of the date of issuance, with 50% of such shares (the unvested portion) remaining subject to forfeiture until such time as our board of directors determines that our revenue and operating income for fiscal 2015 will exceed our revenue and operating income for fiscal 2014. In the event that our board of directors does not determine by December 31, 2015 that our revenue and operating income for fiscal 2015 will exceed our revenue and operating income for fiscal 2014, the unvested portion of such shares will be forfeited. In the event that Mr. Cordes’ employment is terminated by the us (other than for cause) (i) within six months of a sale of our company to an unaffiliated third party or any going private transaction or private equity investment or purchase of equity interests in our company that results in a change in the beneficial ownership of our securities of more than 50% of the total combined voting power of all of our outstanding securities, we will continue to pay Mr. Cordes’ then-current base salary for a period of 12 months following the effective date of such termination, and (ii) at any other time, we will continue to pay Mr. Cordes’ then-current base salary for six months following the effective date of such termination.

On February 20, 2014, we entered into an offer letter with Bryan Griggs pursuant to which Mr. Griggs will serve as our Executive Vice President Sales and Marketing. Mr. Griggs will receive an annual salary of $255,000 and is eligible to receive an incentive bonus for fiscal 2014 of $100,000 based upon our company achieving revenue and operating income (defined as earnings before interest, taxes, depreciation, amortization and stock compensation expense) targets, and based upon Mr. Griggs and/or our company achieving certain corporate objectives, as determined by our board of directors with input from Mr. Griggs within 30 days following the commencement of Mr. Griggs employment. To the extent earned, 75% of the incentive bonus for fiscal 2014 will be paid in cash and 25% will be paid through the issuance of shares of our common stock with an equivalent value as of the date of issuance, with 50% of such shares (the unvested portion) remaining subject to forfeiture until such time as our board of directors determines that our revenue and operating income for fiscal 2015 will exceed our revenue and operating income for fiscal 2014. In the event that our board of directors does not determine by December 31, 2015 that our revenue and operating income for fiscal 2015 will exceed our revenue and operating income for fiscal 2014, the unvested portion of such shares will be forfeited.

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On May 5, 2014, we entered into an offer letter with William Aisenberg pursuant to which Mr. Aisenberg will serve as our Executive Vice President and Chief Financial Officer. Mr. Aisenberg will receive an annual salary of $225,000 and is eligible to receive an incentive bonus for fiscal 2014 of 30% of his annual salary based upon our company achieving revenue and operating income (defined as earnings before interest, taxes, depreciation, amortization and stock compensation expense) targets, and based upon Mr. Aisenberg and/or our company achieving certain corporate objectives, as determined by our board of directors with input from Mr. Aisenberg within 30 days following the commencement of Mr. Aisenberg’s employment. To the extent earned, 50% of the incentive bonus for fiscal 2014 will be paid in cash and 50% will be paid through the issuance of shares of our common stock with an equivalent value as of the date of issuance, with 50% of such shares (the unvested portion) remaining subject to forfeiture until such time as our board of directors determines that our revenue and operating income for fiscal 2015 will exceed our revenue and operating income for fiscal 2014. In the event that our board of directors does not determine by December 31, 2015 that our revenue and operating income for fiscal 2015 will exceed our revenue and operating income for fiscal 2014, the unvested portion of such shares will be forfeited. In the event that Mr. Aisenberg’s employment is terminated by us (other than for cause) (i) within six months of a sale of our company to an unaffiliated third party or any going private transaction or private equity investment or purchase of equity interests in our company that results in a change in the beneficial ownership of our securities of more than 50% of the total combined voting power of all of our outstanding securities, we will continue to pay Mr. Aisenberg’s then-current base salary for a period of 12 months following the effective date of such termination, and (ii) at any other time, we will continue to pay Mr. Aisenberg’s then-current base salary for six months following the effective date of such termination.

Indemnification of Directors and Executive Officers and Limitation of Liability

We are a Nevada corporation. The Nevada Revised Statutes, indemnification agreements to which our directors and officers are party and certain provisions of our Amended and Restated Bylaws under certain circumstances provide for indemnification of our officers, directors and controlling persons against liabilities which they may incur in such capacities. A summary of the circumstances in which such indemnification is provided for is contained herein, but this description is qualified in its entirety by reference to the form of indemnification agreement included with our filings with the SEC, our Amended and Restated Bylaws and to the statutory provisions.

In general, any officer, director, employee or agent may be indemnified against expenses, fines, settlements or judgments arising in connection with a legal proceeding to which such person is a party, if that person is not liable due to conduct that constituted a breach of his or her fiduciary duties and such breach involved intentional misconduct, fraud or a knowing violation of law, and that person’s actions were in good faith, were believed to be in our best interest, and were not unlawful. Indemnification may not be made for any claim as to which the person seeking indemnity has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals, to be liable to our company unless the court in which the action or suit was brought or another court of competent jurisdiction determines that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court deems proper. Unless such person is successful upon the merits in such an action, indemnification may be awarded only after a determination by independent decision of our Board of Directors, by legal counsel, or by a vote of our stockholders, that the applicable standard of conduct was met by the person to be indemnified. Under our Amended and Restated Bylaws and the indemnification agreements with our officers and directors, we will advance expenses incurred by officers, directors, employees or agents who are parties to or are threatened to made parties to any threatened, pending or completed action by reason of the fact that such person was serving in such capacity, prior to the disposition of such action and promptly following request therefor, upon receipt of an undertaking by or on behalf of such person to repay such advances if it should be determined ultimately that such person is not entitled to indemnification.

The circumstances under which indemnification is granted in connection with an action brought on our behalf is generally the same as those set forth above; however, with respect to such actions, indemnification is granted only with respect to expenses actually incurred in connection with the defense or settlement of the action. Indemnification may also be granted pursuant to the terms of agreements which may be entered in the future or pursuant to a vote of stockholders or directors. The Nevada Revised Statutes also grant us the power to purchase and maintain insurance which protects our officers and directors against any liabilities incurred in connection with their service in such a position, and we have obtained such a policy.

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A stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees, regarding which indemnification by us is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of our common stock as of April 6, 2015 by:

•	each of our executive officers;
•	each of our directors;
•	all of our directors and executive officers as a group; and
•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 6, 2015 are deemed to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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The information presented in this table is based on 80,915,229 shares of our common stock outstanding on April 6, 2015. Unless otherwise indicated, the address of each of the executive officers and directors and 5% or more stockholders named below is c/o Ironclad Performance Wear Corporation, 1920 Hutton Court, Suite 300, Farmers Branch, Texas 75234.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding

Executive Officers and Directors:
Jeffrey Cordes (1)	1,407,373	1.7%
Chief Executive Officer, Director
William Aisenberg (2)	2,089,506	2.6%
Chief Financial Officer, Executive Vice President, Secretary
K. Bryan Griggs (3)	163,248	*
Executive Vice President of Sales and Marketing
R.D. Pete Bloomer (4)	1,155,041	1.4%
Director
Vane Clayton (5)	1,534,508	1.9%
Director
David Jacobs (6)	754,310	*
Director
Michael DiGregorio (7)	834,143	1.0%
Director
Charles Giffen (8)	419,577	*
Director
Patrick O’Brien (9)	345,738	*
Director
Directors and officers as a group (9 persons) (10)	8,703,444	10.3%

5% Stockholders:
Ronald Chez	7,376,871	9.1%
Scott Jarus	7,299,700	9.0%
Kenneth J. Frank	5,842,951	7.2%
Eduard Jaeger (11)	4,135,426	5.0%

* Less than 1%

* Less than 1%

(1)	Includes 843,750 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 6, 2015.
(2)	Includes 250,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 6, 2015.
(3)	Includes 145,833 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 6, 2015.
(4)	Consists of (i) 11,591 shares of common stock held directly, (ii) 46,722 shares of common stock held by CVM Management, Inc., of which Mr. Bloomer is the President and as such has voting and investment power, and (iii) 996,728 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 6, 2015.
(5)	Includes 867,291 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 6, 2015.
(6)	Consists of 306,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 6, 2015.
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(7)	Includes 232,500 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 6, 2015.
(8)	Consists of 232,500 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 6, 2015.
(9)	Consists of 38,250 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 6, 2015.
(10)	Consists of, (i) 4,790,592 shares of common stock, and (ii) 3,912,852 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 6, 2015.
(11)	Includes 1,299,559 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of April 6, 2015.

Equity Compensation Plan Information

The following table sets forth information concerning our equity compensation plans as of December 31, 2014.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (2000 Stock Incentive Plan)	406,795	(1)	$0.09	—

Equity compensation plans approved by security holders (2006 Stock Incentive Plan)	13,001,529	(2)	$0.148	3,341,185

Equity compensation plans not approved by security holders (Warrants)	43,146	(3)	$0.185	—

Total	13,451,470		$0.146	3,341,185

(1)	This number represents options assumed in connection with the merger with Ironclad California.
(2)	This number represents stock options to purchase 13,001,529 shares of our common stock under the 2006 Stock Incentive Plan, or the Plan.
(3)	This number represents warrants issued to purchase 43,146 shares of our common stock in exchange for services. This warrant has no expiration.
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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Officers and Directors

Other than the transactions described below, since January 1, 2013, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

•	in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years; and
•	in which any director, executive officer, stockholder who beneficially owns 5% or more of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Mr. Jaeger, our former Head of Business Development and a board member, resigned as an officer and director of our company and its subsidiaries on February 18, 2014 and agreed to cancel his existing separation agreement. Concurrent with such resignation we engaged Mr. Jaeger as a consultant for a term of two years to act as a brand ambassador and evangelist for our products, attend trade shows and leverage his industry relationships on our behalf.

Director Independence

Our Board of Directors currently consists of seven members: Messrs. Bloomer, Clayton, Cordes, DiGregorio, Giffen, Jacobs and O’Brien. We are not a “listed issuer” under SEC rules. Our Board of Directors has determined that Messrs. Bloomer, Clayton, DiGregorio, Giffen, Jacobs and O’Brien are “independent” as that term is defined in the applicable rules for companies traded on the NASDAQ Stock Market.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file.  Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2014, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements other than: Messrs. Bloomer, Cordes, DiGregorio, Giffen, Jacobs and O’Brien, who each did not timely file one Form 4 reporting one transaction, and Mr. Clayton who did not timely file two Form 4s each reporting one transaction.

STOCKHOLDER PROPOSALS

In order for a stockholder proposal to be considered for inclusion in our Proxy Statement for our 2016 annual meeting of stockholders, the written proposal must be received by us no later than December 17, 2015, and should contain the information required by our Amended and Restated Bylaws. If the date of next year’s annual meeting is moved more than 30 days before or after June 4, 2016, the first anniversary of this year’s Annual Meeting, the deadline for inclusion of proposals in our Proxy Statement is instead a reasonable time before we begin to print and mail our proxy materials for next year’s meeting. Upon determination by us that the date of our 2016 annual meeting will be advanced or delayed by more than 30 days from the date of our 2015 Annual Meeting, we will disclose such change in the earliest possible Quarterly Report on Form 10-Q. Any proposals will also need to comply with Rule 14a-8 of the rules and regulations promulgated under the Exchange Act regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should be addressed to our Secretary at our principal executive offices.

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If you intend to present a proposal at our 2016 annual meeting of stockholders and the proposal is not intended to be included in our proxy statement relating to that meeting, you must give us advance notice of the proposal in accordance with our Amended and Restated Bylaws. Pursuant to our Amended and Restated Bylaws, in order for a stockholder proposal to be deemed properly presented in these circumstances, a stockholder must deliver notice of the proposal to our Secretary, at our principal executive offices, from and after March 6, 2016 through April 5, 2016. However, if the date of our 2016 annual meeting of stockholders is more than 30 days before or after June 4, 2016, the first anniversary of this year’s Annual Meeting, stockholders must give us notice of any stockholder proposals after the 90th day prior to next year’s annual meeting and before the 60th day prior to next year’s annual meeting, or in the event public announcement of the date of such annual meeting is first made by us fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which we first make public announcement of the date of next year’s annual meeting. If a stockholder does not provide us with notice of a stockholder proposal in accordance with the deadlines described above, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We are delivering this Proxy Statement and an annual report to all stockholders of record as of the record date. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Proxy Statement and annual report if previously notified by their bank, broker or other holder. This process, by which only one proxy statement and annual report, as the case may be, is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

Street name stockholders in a single household who received only one copy of the Proxy Statement or annual report may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form. Alternatively, street name stockholders whose holders of record utilize the services of Pacific Stock Transfer Company (as indicated on the voting instruction form sent to them) may send written instructions to Householding Department, 4045 South Spencer Street, Suite 403, Las Vegas, NV 89119 or call (702) 361-3033. The instructions must include the stockholder’s name and account number and the name of the bank, broker or other holder of record. Otherwise, street name stockholders should contact their bank, broker or other holder.

Copies of this Proxy Statement and our annual report are available promptly by calling (972) 996-5664, or by writing to Ironclad Performance Wear Corporation, 1920 Hutton Court, Suite 300, Farmers Branch, TX 75234. If you are receiving multiple copies of this Proxy Statement, you also may request orally or in writing to receive a single copy of this Proxy Statement by calling (972) 996-5664, or writing to Ironclad Performance Wear Corporation, Attention: Investor Relations, 1920 Hutton Court, Suite 300, Farmers Branch, TX 75234.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

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IRONCLAD PERFORMANCE WEAR CORPORATION

June 4, 2015

Please date, sign and mail your proxy card in the

envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK AS SHOWN HERE

1. TO ELECT THE FOLLOWING SEVEN NOMINEES AS DIRECTORS:

R. D. PETE BLOOMER

VANE CLAYTON

JEFFREY D. CORDES

MICHAEL A. DiGREGORIO

CHARLES H. GIFFEN

DAVID JACOBS

PATRICK O’BRIEN

_______ FOR NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY BELOW)

_______ WITHHELD

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below:)

_______________________________________________

The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

2. TO RATIFY THE APPOINTMENT OF BDO USA, LLP, AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

____ FOR ____ AGAINST ____ ABSTAIN

3. TO APPROVE THE FOLLOWING RESOLUTION ENDORSING OUR EXECUTIVE COMPENSATION:

“RESOLVED, THAT THE STOCKHOLDERS APPROVE THE COMPENSATION OF THE COMPANY’S EXECUTIVES, AS DISCLOSED IN THE COMPENSATION TABLES AND RELATED NARRATIVE DISCLOSURE IN THE COMPANY’S PROXY STATEMENT FOR THE ANNUAL MEETING.”

____ FOR ____ AGAINST ____ ABSTAIN

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF IRONCLAD PERFORMANCE WEAR CORPORATION.

The undersigned revokes any other proxy to vote at such Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

This Proxy will be voted in accordance with the instructions set forth above. Where a vote is not specified, the proxies will vote the shares represented by the proxy “FOR” Proposals 1, 2 and 3 and as said proxy shall deem advisable on such other business as may come before the Meeting, unless otherwise directed.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement dated April 10, 2015 relating to the Meeting.

Please check here if you plan to attend the meeting. [ _ ]

To change the address on your account, please check the box at right and indicate your new address in the address space to the right. Please note that changes to the registered name(s) on the account may not be submitted via this method	[ _ ]____________________________________________ _______________________________________________ _______________________________________________

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

IRONCLAD PERFORMANCE WEAR CORPORATION

Proxy for Annual Meeting of Stockholders

The undersigned, a stockholder of Ironclad Performance Wear Corporation, a Nevada corporation (the “Company”), hereby appoints JEFFREY CORDES and WILLIAM AISENBERG or either of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on June 4, 2015 and any postponements or adjournments thereof, and in connection herewith to vote and represent all of the shares of the Company which the undersigned would be entitled to vote as follows:

(Continued and to be signed on the reverse side)